SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):
                      December 1, 1995


                      TIME WARNER INC.
   ------------------------------------------------------
   (Exact name of registrant as specified in its charter)

   Delaware                 1-8637                 13-1388520
--------------           -------------         ----------------
(State or other          (Commission           (I.R.S. Employer
 jurisdiction            File Number)          Identification No.)
of incorporation)



          75 Rockefeller Plaza, New York, NY 10019
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    (Address of principal executive offices) (zip code)

                       (212) 484-8000
    ----------------------------------------------------
    (Registrant's telephone number, including area code)

                       Not Applicable
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5. Other Events.

          As previously reported, Time Warner Inc. ("Time Warner") entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of September 22, 1995, among Time Warner, Time Warner Acquisition Corp. ("Delaware Sub"), a Delaware corporation and a wholly owned subsidiary of Time Warner, and Turner Broadcasting System, Inc. ("TBS"), a Georgia corporation, that provided for the combination of Time Warner and TBS. As contemplated by the Merger Agreement, Time Warner and TBS have agreed to amend the Merger Agreement to provide for a transaction in which both Time Warner and TBS will become wholly owned subsidiaries of a new holding company (the "Holding Company Transaction"). Time Warner, TW Inc. a Delaware corporation and currently a wholly owned subsidiary of Time Warner ("New Time Warner"), Delaware Sub, TW Acquisition Corp., a Georgia corporation ("Georgia Sub"), and TBS have entered into an Amended and Restated Agreement and Plan of Merger (the "Amended and Restated Merger Agreement") dated as of September 22, 1995, pursuant to which (a) Delaware Sub will be merged (the "Time Warner Merger") into Time Warner, (b) each outstanding share of Common Stock, par value $1.00 per share, of Time Warner, other than shares held directly or indirectly by Time Warner, will be converted into one share of Common Stock, par value $.01 per share, of New Time Warner ("New Time Warner Common Stock"), (c) each outstanding share of each series of preferred stock of Time Warner, other than shares held directly or indirectly by Time Warner and shares with respect to which appraisal rights are properly exercised, will be converted into one share of a substantially identical series of preferred stock of New Time Warner having the same designation as the shares of preferred stock of Time Warner so converted, (d) Georgia Sub will be merged (the "TBS Merger") into TBS, (e) each outstanding share of Class A Common Stock, par value $.0625 per share, of TBS ("TBS Class A Common Stock") and Class B Common Stock, par value $.0625 per share, of TBS ("TBS Class B Common Stock"), other than shares held directly or indirectly by Time Warner or New Time Warner or in the treasury of TBS and shares with respect to which dissenters' rights are properly exercised, will be converted into 0.75 of a share of New Time Warner Common Stock, (f) each outstanding share of Class C Preferred Stock, par value $.125 per share, of TBS ("TBS Class C Preferred Stock"), other than shares held directly or indirectly by Time Warner or New Time Warner or in the treasury of TBS and shares with respect to which dissenters' rights are properly exercised, will be converted into 4.80 shares of New Time Warner Common Stock, (g) each of Time Warner and TBS will become a wholly owned subsidiary of New Time Warner and (h) New Time Warner will be renamed "Time Warner Inc." A copy of the Amended and Restated Merger Agreement is attached as Exhibit 2(a) hereto and incorporated herein by reference.

          The Holding Company Transaction is subject to customary closing conditions, including the approval of the shareholders of TBS, the approval of the stockholders of Time Warner, all necessary approvals of the Federal Communications Commission and appropriate antitrust approvals. There can be no assurance that all these approvals can be obtained in a timely fashion or, in the case of governmental approvals, if obtained, will not be conditioned upon changes to the terms of the Amended and Restated Merger Agreement or the related agreements described below.

          Time Warner has entered into a Shareholders'
Agreement dated as of September 22, 1995 (the "Shareholders' Agreement"), with R. E. Turner ("Turner") and certain associates and affiliates of Turner (together with Turner, the "Turner Shareholders"), a copy of which is attached as
Exhibit 10(a) to Time Warner's Current Report on Form 8-K dated as of September 22, 1995, and incorporated herein by reference. Time Warner and New Time Warner have entered into an Amended and Restated LMC Agreement dated as of September 22, 1995, with Liberty Media Corporation ("LMC") and certain direct and indirect wholly owned subsidiaries of LMC (the "Amended and Restated LMC Agreement"), a copy of which is attached as Exhibit 10(a) hereto and incorporated herein by reference. In addition, LMC has agreed to grant Time Warner an option, exercisable under certain conditions, to acquire all the TBS shares owned by LMC and its wholly owned subsidiaries at the same price that would be payable for such TBS shares in the TBS Merger.

          Pursuant to the Shareholders' Agreement, the Turner Shareholders have agreed to vote all their TBS shares in favor of the approval of the TBS Merger and each of the other transactions contemplated by the Amended and Restated Merger Agreement and in favor of the approval and adoption of the Amended and Restated Merger Agreement. In addition, pursuant to the Amended and Restated Merger Agreement and the Shareholders' Agreement, New Time Warner and the Turner Shareholders have agreed that, upon consummation of the Holding Company Transaction, New Time Warner and the Turner Shareholders will enter into Investors' Agreements and a Registration Rights Agreement (the forms of which are attached as Exhibits C-1 and C-2 and B, respectively, to the Amended and Restated Merger Agreement and incorporated herein by reference), pursuant to which (a) Turner will, subject to certain conditions, be entitled to designate two people for election to the Board of Directors of New Time Warner, (b) certain of the Turner Shareholders will be subject to certain restrictions on transfer of New Time Warner Common Stock and certain restrictions on other activities relating to New Time Warner and (c) New Time Warner will grant to the Turner Shareholders rights to require the registration of sales of shares of New Time Warner Common Stock received in the TBS Merger under the Securities Act of 1933, as amended (the "Securities Act").

          Pursuant to the Amended and Restated LMC
Agreement, LMC and certain of its subsidiaries have agreed, subject to certain conditions, to vote all their TBS shares in favor of the approval of the TBS Merger and each of the other transactions contemplated by the Amended and Restated Merger Agreement and in favor of the approval and adoption of the Amended and Restated Merger Agreement. Time Warner has agreed with LMC that Time Warner will terminate the Amended and Restated Merger Agreement and abandon the Holding Company Transaction under certain circumstances, including (a) the imposition by any regulatory authority of certain restrictions or burdens on LMC and its affiliates as a condition to approval of the Holding Company Transaction and related transactions and (b) if New Time Warner adopts a stockholder rights agreement and such agreement differs from the Time Warner stockholder rights agreement in any material respect except as set forth in Exhibit G to the Amended and Restated LMC Agreement, which is incorporated herein by reference.

          In addition, the Amended and Restated LMC
Agreement contemplates that (a) substantially all the shares of New Time Warner Common Stock issued in the TBS Merger to LMC and its affiliates will be exchanged for shares of a new series of common stock of New Time Warner economically equivalent to the New Time Warner Common Stock ("LMC Voting Common Stock") at a ratio of one share of New Time Warner Common Stock for each share of LMC Voting Common Stock and
(b) subject to limited exceptions, all the shares of LMC Voting Common Stock received by LMC and its subsidiaries, together with all other voting securities of New Time Warner from time to time held by LMC or any of its controlled affiliates (and, for so long as LMC is a controlled affiliate of Tele-Communications, Inc. ("TCI"), all voting securities of New Time Warner from time to time held by TCI or any of its controlled affiliates) will be deposited in a voting trust (the "Voting Trust") to be established pursuant to the Voting Trust Agreement (the form of which is attached as Exhibit J to the Amended and Restated LMC Agreement and incorporated herein by reference) to be voted by the trustee thereunder, who initially shall be Gerald M. Levin, the Chairman and Chief Executive Officer of Time Warner. The terms of the LMC Voting Common Stock are set forth in the form of certificate of designation for such security, which is attached as Exhibit L to the Amended and Restated LMC Agreement and incorporated herein by reference. The LMC Voting Common Stock is the economic equivalent of the New Time Warner Common Stock, with identical rights, except that the LMC Voting Common Stock may not be redeemed by New Time Warner pursuant to Section 5 of Article IV of the proposed Restated Certificate of Incorporation of New Time Warner (which will be substantially identical to Section 5 of Article IV of the Restated Certificate of Incorporation of Time Warner, as amended to date).

          The Amended and Restated LMC Agreement also provides that (a) if the Voting Trust is terminated under certain circumstances, all shares of New Time Warner Common Stock and LMC Voting Common Stock distributed out of the Voting Trust will be exchanged for shares of another series of common stock of New Time Warner ("LMC Non-voting Common Stock") and (b) if the FCC conditions its required consent or approval in connection with the Holding Company Transaction upon any changes to the terms of the Voting Trust or the identity of the trustee thereunder, or does not accept that the Voting Trust, without such changes, would be sufficient to preclude LMC and its subsidiaries from having an attributable interest in the assets and businesses of New Time Warner, and LMC is unwilling to agree to such changes, then at the request of either Time Warner or LMC, in lieu of entering into the Voting Trust, the shares of New Time Warner Common Stock issued to LMC and its subsidiaries pursuant to the TBS Merger and the shares of LMC Voting Common Stock issued as consideration for the Option (as defined below) will be exchanged for shares of LMC Non-voting Common Stock. The terms of the LMC Non-voting Common Stock are set forth in the form of certificate of designation for such security, which is attached as Exhibit K to the Amended and Restated LMC Agreement and incorporated herein by reference. The LMC Non-voting Common Stock is equivalent to the LMC Voting Common Stock except that the holders of the LMC Non-voting Common Stock will not be entitled to vote except on very limited matters affecting them.

          Pursuant to the Amended and Restated LMC
Agreement, if the Holding Company Transaction is consummated, New Time Warner or TBS, on the one hand, and LMC or one of its subsidiaries, on the other hand, will enter into certain other agreements, and additional agreements between TBS and LMC will take effect. These agreements include:

               (a) a Stockholders' Agreement among New Time
          Warner, the Turner Shareholders, LMC and certain subsidiaries of LMC, pursuant to which Turner and the Turner-related stockholders, on the one hand, and LMC and the LMC-related stockholders, on the other hand, grant first to the other group and then to New Time Warner a right of first refusal with respect to dispositions of voting securities of New Time Warner (the form of the Stockholders' Agreement is attached as Exhibit B to the Amended and Restated LMC Agreement and incorporated herein by reference);

               (b) an Option Agreement, for which New Time
          Warner will issue to LMC 5,000,000 shares of LMC
          Voting Common Stock, pursuant to which New Time
          Warner will have an option (the "Option"), exercisable for six years, to purchase for $160 million (payable in the form of additional shares of LMC Voting Common Stock) a subsidiary of LMC that currently provides satellite uplink services for WTBS (the form of the Option Agreement is attached as Exhibit D to the Amended and Restated
          LMC Agreement and incorporated herein by reference);

               (c) the existing affiliation agreements
          between TCI and TBS relating to the carriage by TCI-owned cable systems of TBS-produced programming will be amended and extended;

               (d) an LMC Registration Rights Agreement, pursuant to which New Time Warner will grant to LMC rights to require the registration under the Securities Act of sales of New Time Warner Common Stock received in the TBS Merger or pursuant to the Option, or upon conversion of LMC Voting Common Stock or LMC Non-voting Common Stock so received (the form of the LMC Registration Rights Agreement is attached as Exhibit F to the Amended and Restated LMC Agreement and incorporated herein by reference);

               (e) a SportSouth Stock Purchase Agreement, pursuant to which TBS has agreed to sell its interest in SportSouth, a regional sports cable network, to LMC for approximately $60 million; and

               (f) a Sunshine Option Agreement pursuant to which Time Warner Entertainment Company, L.P. ("TWE") will grant to LMC an option to purchase the interests of TWE and certain of its affiliates in the Sunshine Network, a Florida-based sports cable network, for $14 million.

          Pursuant to the Amended and Restated LMC
Agreement, New Time Warner has agreed that, under certain circumstances, if LMC or any of its controlled affiliates
(and, for so long as LMC is a controlled affiliate of TCI, TCI and each controlled affiliate of TCI) is required as a result of actions taken by New Time Warner to dispose of shares of New Time Warner or suffer certain other adverse consequences by reason of continued ownership of shares of New Time Warner, New Time Warner will indemnify such person for certain income tax liabilities incurred in the disposition of shares of New Time Warner.


Item 7.  Financial Statements and Exhibits.

          (a) Financial Statements of Businesses Acquired:

          See Time Warner's Current Report on Form 8-K dated as of November 14, 1995.

          (b) Pro Forma Financial Information:

          See Time Warner's Current Report on Form 8-K dated as of November 14, 1995.

        (c)  Exhibits:

          (i) Exhibit 2(a): Amended and Restated Agreement and Plan of Merger dated as of September 22, 1995, among Time Warner Inc., TW Inc., Time Warner Acquisition Corp., TW Acquisition Corp., and Turner Broadcasting System, Inc.

          (ii) Exhibit 10(a): Amended and Restated LMC
          Agreement dated as of September 22, 1995, among Time Warner Inc., TW Inc., Liberty Media
          Corporation, TCI Turner Preferred, Inc.,
          Communication Capital Corp. and United Turner
          Investment, Inc.

                         SIGNATURE

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 7, 1995.


                              TIME WARNER INC.,

                              By:  /s/ Peter R. Haje
                                 ------------------------------
                              Name:  Peter R. Haje
                              Title: Executive Vice President

                       EXHIBIT INDEX

                                                       Sequential
Exhibit No.    Description of Exhibit                  Page Number
-----------    ----------------------                  -----------

2(a)           Amended and Restated Agreement
               and Plan of Merger dated as of
               September 22, 1995, among Time
               Warner Inc., TW Inc., Time
               Warner Acquisition Corp., TW
               Acquisition Corp. and Turner
               Broadcasting System, Inc.

10(a)          Amended and Restated LMC
               Agreement dated as of
               September 22, 1995, among Time
               Warner Inc., TW Inc., Liberty
               Media Corporation, TCI Turner
               Preferred, Inc., Communication
               Capital Corp. and United
               Turner Investment, Inc.